Fair Value - Assets Measured at Fair Value on a Recurring Basis (Detail) (Fair Value, Measurements, Recurring [Member], Significant Unobservable Inputs (Level 3) [Member], Corporate Bonds Available for Sale [Member], USD $)
In Thousands, unless otherwise specified
12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Fair Value, Measurements, Recurring [Member] | Significant Unobservable Inputs (Level 3) [Member] | Corporate Bonds Available for Sale [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Balance, January 1	$ 443	$ 451
Total realized gain (losses) included in income
Total unrealized gain (losses) included in other comprehensive income	8	(8)
Net purchases, sales, calls and maturities
Net transfers in/out of Level 3
Balance, December 31	$ 451	$ 443